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               CONSENT REGARDING "LIMITATIONS ON INDEBTEDNESS" AND
                             "LIMITATIONS ON LIENS"
                                  JULY 14, 1998


NewStar Media Inc.
8955 Beverly Boulevard
Los Angeles, CA  90048

Attention:  Neil Topham, Chief Financial Officer

Ladies and Gentlemen:

         Reference is made to that certain Credit, Security, Guaranty and Pledge Agreement dated as of November 4, 1997, as amended to the date hereof (said Credit Agreement, as so amended, being the "Credit Agreement", the terms defined therein being used herein as therein defined), among Dove Entertainment, Inc. (now known as NewStar Media Inc.), a California corporation ("Borrower"), the Guarantors named therein and The Chase Manhattan Bank, as Lender ("Lender").

         Borrower has informed Lender that Borrower desires to borrow from Apollo Partners, LLC ("Apollo") and Apollo desires to lend to Borrower, $1,500,000, such loan to be secured by a lien on all of the Borrower's real property located at 8955 Beverly Boulevard, Los Angeles, California (as such real property is more fully described in that certain Deed of Trust (the "Deed of Trust") dated April 24, 1996 in favor of Asahi Bank of California (the "Real Property")) second in priority to the lien granted to Asahi Bank of California under the Deed of Trust. At the request of Borrower, Lender hereby consents to the incurrence of Indebtedness by Borrower in the amount of $1,500,000 from Apollo (the "Apollo Indebtedness") and the granting of a Lien to Apollo on all of the Real Property to secure repayment of the Apollo Indebtedness (such Lien to be second in priority to the Lien granted to Asahi Bank of California under the Deed of Trust); provided that the Apollo Indebtedness shall not bear interest at a rate greater than 14% and shall be paid in full upon the sale of the Real Property.

         Without limiting the generality of the provisions of Section 12.8 of the Credit Agreement, the consent set forth herein shall be limited precisely as written and is provided solely for the purpose of permitting Borrower to borrow from Apollo up to $1,500,000, with such Indebtedness being secured by a second priority Lien on the Real Property without violating the provisions of Sections
6.1 or 6.2 of the Credit Agreement, and this Consent does not constitute, nor should it be construed as, a waiver of compliance by Borrower with respect to
(i) Sections 6.1 or 6.2 of the Credit Agreement in any other instance or (ii) any other term, provision or condition of the Credit Agreement or any other instrument or agreement referred to therein (whether in connection with the incurrence of the Apollo Indebtedness or otherwise).







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         In order to induce Lender to enter into this Consent, Borrower, by its execution of a counterpart of this Consent, represents and warrants that after giving effect to this Consent (a) no Default or Event of Default exists under the Credit Agreement, (b) all representations and warranties contained in the Credit Agreement are true, correct and complete in all material respects on and as of the date hereof except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date, and (c) Borrower has performed all agreements to be performed on its part as set forth in the Credit Agreement.

         This Consent may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. The consent set forth herein shall become effective as of the date hereof upon the execution of counterparts hereof by Borrower, NewStar Worldwide Inc., Dove Four Point, Inc., NewStar Television Inc., Dove Entertainment, Inc., and Dove Audio Inc., and by Lender and receipt by Borrower and Lender of written or telephonic notification of such execution and authorization of delivery thereof.

         THIS CONSENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

                                        THE CHASE MANHATTAN BANK



                                        By: /s/ TRACEY A. NAVIN
                                           -------------------------------------
                                        Title: Vice President


                                        NEWSTAR MEDIA INC.
                                        DOVE FOUR POINT, INC.
                                        NEWSTAR WORLDWIDE INC.
                                        NEWSTAR TELEVISION INC.
                                        DOVE ENTERTAINMENT, INC.
                                        DOVE AUDIO, INC.



                                        By: /s/ NEIL TOPHAM
                                           -------------------------------------
                                        Title: Vice President and
                                               Chief Financial Officer


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